SUBSEQUENT TRANSFER AGREEMENT

        AMRESCO Residential Securities Corporation (the "Depositor"), AMRESCO Residential Mortgage Corporation (the "Seller"), and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2 (the "Purchaser") pursuant to the Pooling and Servicing Agreement dated as of April 1, 1996 among the Depositor, the Seller, Long Beach Mortgage Company and Option One Mortgage Corporation, as Servicer and Bankers Trust Company of California, N.A., as Trustee (the "Pooling and Servicing Agreement"), hereby confirm their understanding with respect to the sale by the Seller and the purchase by the Depositor and the sale by the Depositor and the purchase by the Purchaser of those Mortgage Loans (the "Subsequent Mortgage Loans") listed on the attached Schedule of Mortgage Loans.

     Conveyance of Subsequent Mortgage Loans. As of May 10, 1996 (the "Subsequent Transfer Date"), the Seller does hereby irrevocably transfer, assign, set over and otherwise convey to the Depositor and the Depositor does hereby irrevocably transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as otherwise explicitly provided for herein) all right, title and interest in and to any and all benefits accruing from the Subsequent Mortgage Loans (other than any principal received and interest payments received thereon on or prior to April 1, 1996 whether or not received) (such date, the "Subsequent Cut-Off Date") which are delivered to the Trustee herewith (and all substitutions therefor as provided by Sections 3.04, 3.05 and 3.06 of the Pooling and Servicing Agreement), together with the related Subsequent Mortgage Loan documents and the interest in any Property which secured a Subsequent Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; and proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). The Seller shall deliver the original Mortgage or mortgage assignment with evidence of recording thereon (except as otherwise provided by the Pooling and Servicing Agreement) and other required documentation in accordance with the terms set forth in Sections 3.05 and 3.07 of the Pooling and Servicing Agreement.

      The costs relating to the delivery of the documents specified in this Subsequent Transfer Agreement and the Pooling and Servicing Agreement shall be borne by the Seller.

     The Seller hereby affirms the representations and warranties set forth in the Pooling and Servicing Agreement that relate to the Seller and the Subsequent Mortgage Loans as of the date hereof. The Seller hereby delivers notice and confirms that each of the conditions set forth in Section 3.07(b) and 3.07(c) to the Pooling and Servicing Agreement are satisfied as of the date hereof.

      Pursuant to Section 3.07(a) of the Pooling and Servicing Agreement, the Seller hereby instructs the Trustee to release one-hundred percent of the aggregate principal balances of the Subsequent Mortgage Loans so transferred from the Pre-Funding Account, $43,667,102.83, pursuant to this Subsequent Transfer Agreement.

      All terms and conditions of the Pooling and Servicing Agreement are hereby ratified, confirmed and incorporated herein, provided that in the event of any conflict the provisions of this Subsequent Transfer Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement.

      Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.


                         AMRESCO RESIDENTIAL SECURITIES CORPORATION as Depositor


                         By:
                              Name:
                              Title:


                         AMRESCO RESIDENTIAL MORTGAGE CORPORATION as Seller



                         By:
                              Name:
                              Title:

                         AMRESCO RESIDENTIAL SECURITIES CORPORATION
                         LOAN TRUST  1996-2,
                         by Bankers Trust Company of California,
                         N.A. as Trustee


                         By:
                              Name:
                              Title:

Dated:  May 10, 1996